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PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:    Bart D'Ambra
            (973) 473-2200

                          CLIFTON SAVINGS BANCORP, INC.
                          ANNOUNCES ANNUAL MEETING DATE

      Clifton,  New  Jersey -- June 5,  2008.  Clifton  Savings  Bancorp,  Inc.
(Nasdaq:   CSBK)  announced  today  that  the  Company's   annual  meeting  of
stockholders will be held on Thursday, August 14, 2008.

      Clifton Savings Bancorp, Inc. is the holding company of Clifton Savings Bank, a federally chartered savings bank headquartered in Clifton, New Jersey. Clifton Savings Bank operates 10 full-service banking offices in northeast New Jersey.